Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 7, 2006
to Prospectus Dated February 1, 2006

The Board of Directors of Security Equity Fund (the “Fund”) has approved the reorganization of each of its Large Cap Growth Fund, Social Awareness Fund and Enhanced Index Fund (each an “Acquired Fund”) into the Select 25 Fund (the “Acquiring Fund”) (each such transaction a “Reorganization”), as indicated in the chart below.

Acquired Fund	Acquiring Fund
Large Cap Growth Fund	Select 25 Fund
Social Awareness Fund
Enhanced Index Fund

The Board approved each of the Reorganizations because it believes that the Reorganizations are in the best interests of the above funds and their shareholders, and will not dilute the interests of Fund shareholders. The Reorganization will be submitted to a vote of the shareholders of each Acquired Fund at a meeting to be held on or about June 1, 2006. In advance of the meeting, a combined proxy statement/prospectus describing the Acquiring Fund and the proposed Reorganizations will be mailed to shareholders of record as of April 3, 2006.

If the Reorganization is approved by the shareholders of an Acquired Fund and certain other conditions are satisfied, the assets and liabilities of the Acquired Fund will be transferred to the corresponding Acquiring Fund, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Acquired Fund shareholders will receive shares of the Acquiring Fund, having an equivalent net asset value to their investments in the Acquired Fund, in exchange for their shares of the Acquired Fund. If the Reorganization is approved by shareholders of an Acquired Fund, it is expected that the reorganization of the Fund will occur effective as of the close of business on June 16, 2006.

The Acquired Funds will no longer accept orders for the purchase of shares, effective May 1, 2006, although shareholders may redeem shares of the Acquired Funds after that date.

Please Retain This Supplement For Future Reference